UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 11, 2025

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	None
Warrants	IMAQW	None
Rights	IMAQR	None
Units	IMAQU	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to Promissory Notes

As previously disclosed, IMAQ issued four unsecured promissory notes to Content Creation Media LLC (“Sponsor”), dated as of January 14, 2022, and as amended on March 29, 2022 (the “January 2022 Note”), dated as of August 10, 2022 (the “August 2022 Note”), November 18, 2022 (the “November 2022 Note”), and February 14, 2023 (the “February 2023 Note”, together with January 2022 Note, August 2022 Note and November 2022 Note, the “Prior Notes”).

On March 11, 2025, IMAQ entered into four amendments to the Prior Notes, the amendment to January 2022 Note (the “Amended January 2022 Note”), the amendment to August 2022 Note (the “Amended August 2022 Note”), the amendment to November 2022 Note (the “Amended November 2022 Note”), and the amendment to February 2023 Note (the “Amended February 2023 Note”, together with the Amended January 2022 Note, the Amended August 2022 Note and the Amended November 2022 Note, the “Amendments to the Promissory Notes”) with the Sponsor. Pursuant to the Amendments to the Promissory Notes, the Sponsor shall receive 75,000, 89,500, 30,000 and 12,156 Shares of Common Stock pursuant to the Amended January 2022 Note, Amended August 2022 Note, Amended November 2022 Note and Amended February 2023 Note, respectively, which equals to an aggregate of 206,656 Shares of Common Stock after the date on which IMAQ consummates a Business Combination as final and full settlement of all outstanding amounts owed under the Prior Notes issued to the Sponsor by IMAQ, which shall be subject to a 12-month lock-up as described in the Lock-Up Agreement filed with this Current Report on Form 8-K as Exhibit 10.5.

The foregoing description of the Amendments to the Promissory Notes is qualified in its entirety by reference to the full text of the Amendments to the Promissory Notes, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and are incorporated herein by reference.

Lock-Up Agreements

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on November 16, 2023, IMAQ entered into a Securities Purchase Agreement on November 10, 2023 and as amended January 31, 2024 (the “SPA”), with JC Unify Capital (Holdings) Limited (“Buyer”), the Sponsor, and Shibasish Sarkar (the “Seller”, together with the Sponsor, the “Sellers”).

In connection with the closing of the SPA, the Company entered into lock-up agreements with the Sponsor and Ontogeny Capital LTD. (“Ontogeny”, and together with the Sponsor, the “Locked-up Parties”), respectively, pursuant to which the Locked-up Parties agree, subject to certain customary exceptions, not to transfer, offer, sell, contract to sell, pledge or otherwise dispose of any shares of common stock of IMAQ, any shares of common stock of IMAQ received or issuable upon settlement of restricted share units or the exercise of options or warrants to purchase any shares of common stock of IMAQ, or any securities convertible into or exercisable or exchangeable for any shares of common stock of IMAQ, in each case, held by, or beneficially owned by, the Locked-up Parties immediately after the closing of the Business Combination, for a period of 12-month after the closing of the Business Combination (the “Lock-Up Agreements”).

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the Lock-Up Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.5 and Exhibit 10.6, respectively, and is incorporated herein by reference.

Joinder Agreement

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on August 2, 2021, the Company entered into a Stock Escrow Agreement on July 28, 2021 (the “Stock Escrow Agreement”), with Continental Stock Transfer & Trust Company (the “Escrow Agent”) and the Initial Stockholders (as defined in the Stock Escrow Agreement) of the Company.

On March 11, 2025, the Buyer entered into a joinder agreement (the “Joinder Agreement”) with IMAQ and the Escrow Agent, pursuant to which the Buyer agreed to be deemed a party to the Stock Escrow Agreement, to be bound by, and to comply with the Stock Escrow Agreement as an Initial Stockholder in the same manner as if it was an original signatory to the Stock Escrow Agreement.

The foregoing description of the Joinder Agreement is qualified in its entirety by reference to the full text of the Joinder Agreement, a copy of which are filed with this Current Report on Form 8-K as Exhibit 10.7, and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement.

Termination of Indemnity Agreements

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on August 2, 2021, IMAQ entered into Indemnity Agreements with each of David M. Taghioff, Deepak Nayar, Gregory R. Silverman, Paul F. Pelosi, Jr., Sanjay Wadhwa, Shibasish Sarkar, Suresh Ramamurthi and Vishwas Joshi (the “Previous D&Os”).

Pursuant to Section 1.05(b) of the SPA, wherein the Seller must deliver the termination of indemnity agreements of Shibasish Sarkar and Vishwas Joshi as a buyer closing condition, the Company has entered into termination agreements with each of Shibasish Sarkar and Vishwas Joshi dated as of March 11, 2025 (the “Termination of Indemnity Agreements”).

The foregoing description of the Termination of Indemnity Agreements is qualified in its entirety by reference to the full text of the Termination of Indemnity Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.8 and Exhibit 10.9, respectively, and are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Shibasish Sarkar

On March 11, 2025, Mr. Shibasish Sarkar notified International Media Acquisition Corp. (the “Company”) of his decision to resign as the Chief Executive Officer and as Class I director of the Company’s board of directors (the “Board”) effective immediately. Mr. Sarkar’s resignation was not the result of any disagreement with the Company or the Board. Mr. Sarkar was the Chairman of the Board and the principal accounting and financial officer.

Appointment of Yu-Fang Chiu

On March 11, 2025, the Board appointed Ms. Yu-Fang Chiu to serve as Chief Executive Officer, Chief Financial Officer, and Chairman of the Board, to serve until the Company’s annual meeting to be held in 2028 and until her successor is duly elected and qualified or until her earlier death, resignation or removal.

Yu-Fang Chiu has served as our Chief Executive Officer, Chief Financial Officer and Chairperson since March 11, 2025. Since 2022, Ms. Chiu served as President of Joint Consulting CO., LTD, where she is responsible for overseeing operations and fostering partnerships with companies. Since 2020, Ms. Chiu served as Director of Insun Enterprise Co., where she is responsible for the sales and marketing of the company. From 2007 to 2016, Ms. Chiu served as a Senior Sales Manager at Prudential Life Insurance Company of Taiwan Inc. From 2003 to 2007, Ms. Chiu served as Senior Manager at Dotcom Technology Co., LTD. From 1996 to 2002, Ms. Chiu served as Team Leader of Deloitte Touche Tohmatsu Limited. Ms. Chiu obtained her Bachelor of Business in Accounting from Tamkang University in 1996.

Ms. Chiu has no family relationships with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Ms. Chiu had, or will have, a direct or indirect material interest.

Item 8.01. Other Events

On March 12, 2025, the Company made a deposit of $2,000 (the “Extension Payment”) to the trust account to extend the period of time the Company has to consummate an initial business combination from March 2, 2025 to April 2, 2025.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Amended and Restated Promissory Note dated January 14, 2022, as amended on March 29 2022, and March 11, 2025, by and among Content Creation Media LLC and International Media Acquisition Corp.
10.2	Amended and Restated Promissory Note dated August 10, 2022, and as amended on March 11, 2025, by and among Content Creation Media LLC and International Media Acquisition Corp.
10.3	Amended and Restated Promissory Note dated November 18, 2022, and as amended on March 11, 2025, by and among Content Creation Media LLC and International Media Acquisition Corp.
10.4	Amended and Restated Promissory Note dated February 14, 2022, and as amended on March 11, 2025, by and among Content Creation Media LLC and International Media Acquisition Corp.
10.5	Lock-Up Agreement dated March 11, 2025, by and among Content Creation Media LLC and International Media Acquisition Corp.
10.6	Lock-Up Agreement dated March 13, 2025, by and among Ontogeny Capital LTD. and International Media Acquisition Corp.
10.7	Joinder Agreement dated March 11, 2025, by and among JC Unify Capital (Holdings) Limited, Continental Stock Transfer & Trust Company, and International Media Acquisition Corp.
10.8	Termination Agreement dated March 11, 2025, by and among International Media Acquisition Corp. and Vishwas Joshi.
10.9	Termination Agreement dated March 11, 2025, by and among International Media Acquisition Corp. and Shibasish Sarkar.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2025

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Yu-Fang Chiu
Name:	Yu-Fang Chiu
Title:	Chief Executive Officer and Chief Financial Officer

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